                                   MML SERIES

                                 INVESTMENT FUND
                                  ANNUAL REPORT

                      FOR THE YEAR ENDED DECEMBER 31, 2001

                                   [GRAPHIC]


                                MML Equity Index Fund
                                MML Small Cap Value Equity Fund

TABLE OF CONTENTS

TO OUR SHAREHOLDERS                                                 i

MML EQUITY INDEX FUND
    Portfolio Manager Report                                        1
    Portfolio of Investments                                        3
    Financial Statements                                            8

MML SMALL CAP VALUE EQUITY FUND
    Portfolio Manager Report                                       12
    Portfolio of Investments                                       14
    Financial Statements                                           16

NOTES TO FINANCIAL STATEMENTS                                      20

INDEPENDENT AUDITORS' REPORT                                       27

DIRECTORS AND OFFICERS (UNAUDITED)                                 28

FEDERAL TAX INFORMATION (UNAUDITED)                                31

MML SERIES INVESTMENT FUND -- LETTER TO SHAREHOLDERS

TO OUR
SHAREHOLDERS

[PHOTO OF FREDERICK C. CASTELLANI]

FREDERICK C. CASTELLANI
"A YEAR TO REMEMBER, REFLECT AND REASSESS"

                                                                February 1, 2002

STOCKS CAP A DIFFICULT YEAR WITH A STRONG FOURTH QUARTER

Two thousand one ended much as it began, with investors expecting a stronger economy and better times for the stock market. That optimism, however, belied a series of setbacks that culminated in the worst two-year stretch for many of the popular indexes since the brutal bear market of 1973-74. The widely followed S&P 500 Index shed 11.88% in 2001 after dropping 9.10% in 2000, while the Dow Jones Industrial Average declined 5.37% during 2001 versus a 4.51% loss in 2000. Meanwhile, the NASDAQ Composite Index, heavily weighted with technology stocks, gave up 20.98% in the year just ended, still painful but considerably better than its 39.29% drubbing the previous year.

Value outperformed growth for the second year running. For example, the large-cap Russell 1000 Growth Index fell 20.42%, compared with a much smaller 5.59% loss for the Russell 1000 Value Index. In the first and third quarters, growth stocks were decimated, while the second and fourth quarters saw the growth sector offset some of its losses and outperform value shares. Looking at market capitalization, small-caps again led the market, repeating their outperformance from 2000. The Russell 2000 Value Index, reflecting the small-cap value market, finished with a gain of 14.02%, well ahead of its large- and mid-cap counterparts.

Although most of our equity portfolios ended the year with negative returns, one portfolio with a value-oriented, small-cap mandate gained nearly 10%, aptly demonstrating that those willing to diversify their investments need not resign themselves to the volatility that plagued most marquee growth stocks in 2001.

Driving the problems faced by stocks, of course, were a sputtering economy and disappointing corporate earnings. A recession, which had looked avoidable before September 11, appeared a virtual certainty afterwards, according to the conventional definition of a recession as two consecutive quarters of falling gross domestic product (GDP). The final estimate for third quarter GDP came in at -1.30%, and the fourth quarter also was widely expected to show a decline. Separately, the National Bureau of Economic Research, a group of academic economists, issued a statement in November declaring that the country entered a recession back in March.

Leaving aside debates about terminology, the economic picture in 2001 was not pretty by any yardstick. Profits for U.S. companies dropped in the first three-quarters of the year and were expected to decline again in the fourth quarter. The manufacturing sector was particularly hard-hit, as industrial production declined for 15 consecutive months, including December's 0.10% drop. Corporate layoffs soared to almost two million, and unemployment peaked for the year at 5.80% in December, up from 4.20% in January.

The September 11 terrorist attacks exacerbated many negative trends already in motion and precipitated new challenges, especially in the insurance, travel and leisure, media, and airline industries. Aside from the unfathomable cost in human lives, initial estimates of losses in property, income, and jobs ran close to $60 billion, and the final cost will surely far exceed that number.

In the fourth quarter, we saw just how resilient the stock market can be. After plunging in the days immediately following the terrorist attacks, stocks began a robust rally that carried through the end of the year. The Dow gained 13.89% for the quarter, while the S&P 500 Index advanced 10.69%. Small-cap stocks as measured by the Russell 2000 Index added 21.08%, and international stocks, represented by the Morgan Stanley Capital International EAFE Index, posted a 6.97% rise. When the dust settled on December 31, most stock indexes had reclaimed what they lost after the terrorists struck.

Much of the credit for revitalizing investor sentiment must surely go to the Federal Reserve Board, which continued its aggressive easing of interest rates, especially after September 11. To the six rate cuts implemented in the first half of the year, the Fed added five more reductions in the second half, making a record total of 11 for a full calendar year. After the final cut in December, the target federal funds rate stood at 1.75%, a level not seen in 40 years. Low interest rates helped keep the housing market alive and propped up consumer spending, which accounts for roughly two-thirds of the economy.

Complementing the Fed's actions were efforts by the Bush administration to shore up the economy with fiscal policy. One measure, signed into law in June, was a 10-year, $1.35 trillion tax cut that administration officials hoped would keep consumers spending freely. Additionally, the White House responded quickly to the terrorist tragedy by approving $5 billion in aid for the beleaguered airline industry, which had sustained huge losses even before September 11.

FALLING RATES HELP BONDS

The Fed's repeated rate cuts kept steady downward pressure on the yields for short-term fixed-income securities. The yields of longer-dated securities, however, declined by much smaller margins and, in the case of the 30-year Treasury bond, even increased slightly during the year. As a result, the yield curve steepened dramatically, with solid gains in most maturities. The Lehman Brothers Aggregate Bond Index finished the year with a gain of 8.44%, over half of which came in the third quarter, when the events of September 11 triggered sharply lower forecasts for U.S. economic growth and inflation concerns temporarily receded.

At the end of October, the U.S. Treasury announced that it would stop selling the 30-year bond, a surprise move that temporarily pushed down yields at the long end of the curve. However, the effects of the announcement were short-lived, and longer-dated Treasury securities quickly gave up much of their gains. As the Fed continued to lower short-term interest rates, buyers of longer-term securities began to anticipate a strengthening economy and the possibility of rising inflation, and consequently demanded greater incentives to invest.

Corporate securities generally outperformed Treasuries for the year, although spreads temporarily widened in the industries most affected by the terrorist attacks. High-yield securities, like stocks, were streaky and reacted with volatility to the many earnings downgrades announced during the period, particularly in the telecommunications sector. Overall, high-yield investments managed approximately a break-even performance for the year.

EARNINGS MUST CATCH UP TO SHARE PRICES

The stock market's strong performance in the fourth quarter served as a good example of investors' tendency to look ahead. The rally occurred in anticipation of an economic recovery but in the absence of much concrete evidence that such a recovery was imminent. Over the short term, this could result in some volatility. Over the longer term, we look for the innate strength and resilience of the U.S. economy to reassert itself.

After two years of declining stock prices, such an outlook is perhaps cold comfort. As always, however, we believe that the most prudent way to invest is by diversifying among asset classes and among different sectors within asset classes. In this way, investors can help smooth out the peaks and especially the valleys in their returns and offset the volatility inherent in any one asset class. The MML Series Investment Fund stands ready to help you implement a diversification strategy that fits your investment objectives and risk tolerance.

/s/ Frederick C. Castellani

Frederick C. Castellani
PRESIDENT
MML SERIES INVESTMENT FUND

MML EQUITY INDEX FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML EQUITY INDEX
FUND?

The objectives and policies of the Fund are to:

- achieve long-term growth of capital through performance that closely tracks that of the S&P 500 Index

- invest in a portfolio of equity securities mirroring the sector and stock weightings of the S&P 500 Index

HOW DID THE FUND PERFORM DURING 2001?

For the 12 months ending December 31, 2001, the Fund's Class I shares returned -12.32%, slightly trailing the -11.88% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED PERFORMANCE DURING THE PERIOD?

The S&P 500 Index continued to lose ground in the second half of 2001 after posting a loss in the first half. The third quarter was particularly brutal, as disappointing news on the economy and corporate earnings combined with the shock of September 11 to drive equity share prices sharply lower. The Index declined 14.68% for its biggest drop since 1987, when it lost over 20% on one fateful October day. The index was already testing lows established in the spring when the terrorist attacks occurred. U.S. stock markets remained closed until the following Monday, when panic selling ensued for the next few trading days. Finally, the index turned up near the end of the quarter, as bargain hunters stepped in and panic subsided.

The only sector showing a gain for the third quarter was health care, which advanced 2.23%. Technology led the list of declining sectors, losing 32.6% and accounting for almost one-half of the S&P 500 Index's performance during the quarter. The largest sector, financials, fell 13.3%. Stocks with the greatest impact on performance for the quarter included Microsoft, down 29.9%, General Electric, off 23.7%, and AOL Time Warner, down 37.6%.

The fourth quarter saw a strong rebound in the equity markets, as the Federal Reserve Board continued to cut interest rates, prompting many investors to anticipate an economic recovery in 2002. The Fed trimmed interest rates a total of 11 times in 2001, a record for one calendar year. Investors once again aggressively bought growth stocks, sending the technology sector up 33.8% for the quarter. By the end of the quarter, technology had reclaimed the largest weighting in the index, followed closely by financials. Other positive sectors included consumer cyclicals, up 23.9%, and transportation, which gained 20.4%. Transportation stocks were helped in part by a $5 billion bailout package for the airline industry that was engineered by the Bush administration.

Individual holdings meriting mention included Network Appliance, which took top performance honors for the quarter with a gain of 221.6%. Other strong performers were Palm, up 165.8%, and NVIDIA, with a gain of 143.5%. Detractors included Providian Financial, down 82.4%, and Watson Pharmaceuticals, which fell 42.6%. Enron, the energy trading firm that filed for bankruptcy protection early in December, was dropped from the index soon afterward. The stock shed 97.0% for the quarter. Stocks with the biggest impact on the index's performance included Microsoft, up 29.5%, Intel, with a gain of 53.9%, and Citigroup, which rose 24.6%.

The index had nine new companies added in the third quarter and eight more in the fourth quarter, for a total of 30 during 2001, well below 2000's total of 58 changes. REITs--real estate income trusts--were added to the index for the first time during the period.

WHAT IS YOUR OUTLOOK?

Given the strong fourth quarter rally, it is evident that investors are expecting an imminent recovery in corporate earnings. The burden will now be on corporations to deliver sufficient earnings growth to justify the advance in share prices. At current levels, valuations for many stocks in the index are fairly rich, and investors could run for cover again if the timetable for recovery is unduly delayed. On the positive side, historically low interest rates should have a stimulative effect on consumer and business spending. The big question now is when we will see those rate cuts kick in and provide a meaningful boost to the economy.

                             MML EQUITY INDEX FUND
                       LARGEST STOCK HOLDINGS (12/31/01)

                      General Electric Co.
                      Microsoft Corp.
                      Exxon Mobil Corp.
                      Citigroup, Inc.
                      Wal-Mart Stores, Inc.
                      Pfizer, Inc.
                      Intel Corp.
                      International Business Machines Corp.
                      American International Group, Inc.
                      Johnson & Johnson

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Equity Index
Fund Class I and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                SINCE INCEPTION
                              ONE YEAR           AVERAGE ANNUAL
                          1/1/01 - 12/31/01     5/1/97 - 12/31/01
  MML Equity Index
  Fund Class I                -12.32%                 8.93%
-----------------------------------------------------------------
  S&P 500 Index               -11.88%                 9.51%

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]

                Class I      S&P 500 Index
    5/1/1997    $10,000         $10,000
       12/97    $12,193         $12,255
       12/98    $15,634         $15,757
       12/99    $18,811         $19,073
       12/00    $17,018         $17,338
       12/01    $14,921         $15,279


Hypothetical Investments in MML Equity Index
Fund Class II, Class III and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                 SINCE INCEPTION
                           ONE YEAR               AVERAGE ANNUAL
                       1/1/01 - 12/31/01        5/1/00 - 12/31/01
  MML Equity Index
  Fund Class II            -12.18%                    -12.32%
  MML Equity Index
  Fund Class III           -12.30%                    -12.32%
-----------------------------------------------------------------
  S&P 500 Index            -11.88%                    -12.04%

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

               Class II  Class III    S&P 500 Index
    5/1/2000   $10,000    $10,000        $10,000
        6/00   $10,023    $10,029        $10,037
       12/00    $9,137     $9,150         $9,162
        6/01    $8,513     $8,525         $8,549
       12/01    $8,024     $8,024         $8,074

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML EQUITY INDEX FUND -- PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2001

                                   NUMBER OF     MARKET
                                    SHARES       VALUE
                                  ----------  ------------
EQUITIES -- 97.3%

ADVERTISING -- 0.3%
Interpublic Group of
  Companies, Inc.                     11,207  $    331,055
Omnicom Group, Inc.                    5,306       474,091
TMP Worldwide, Inc.*                   2,876       123,380
                                              ------------
                                                   928,526
                                              ------------
AEROSPACE & DEFENSE -- 1.5%
Boeing Co.                            24,169       937,274
General Dynamics Corp.                 5,707       454,505
Goodrich (B.F.) Co.                    2,939        78,236
Honeywell International, Inc.         22,990       777,522
Lockheed Martin Corp.                 12,840       599,243
Northrop Grumman Corp.                 2,903       292,651
Raytheon Co.                          11,488       373,015
Rockwell Collins, Inc.                 5,268       102,726
TRW, Inc.                              3,518       130,307
United Technologies Corp.             13,411       866,753
                                              ------------
                                                 4,612,232
                                              ------------
AIR TRANSPORTATION -- 0.2%
AMR Corp.*                             4,397        97,481
Delta Air Lines, Inc.                  3,499       102,381
Southwest Airlines Co.                21,940       405,451
US Airways Group, Inc.*                1,971        12,496
                                              ------------
                                                   617,809
                                              ------------
APPAREL, TEXTILES & SHOES -- 0.4%
Gap, Inc.                             24,345       339,369
Jones Apparel Group, Inc.*             3,296       109,328
Liz Claiborne, Inc.                    1,487        73,978
The Limited, Inc.                     12,130       178,554
Nike, Inc. Cl. B                       7,724       434,398
Nordstrom, Inc.                        3,835        77,582
Reebok International
  Limited*                             1,556        41,234
VF Corp.                               3,151       122,921
                                              ------------
                                                 1,377,364
                                              ------------
AUTOMOTIVE & PARTS -- 0.9%
Cooper Tire & Rubber Co.               1,846        29,462
Dana Corp.                             4,003        55,562
Delphi Automotive
  Systems Corp.                       16,283       222,426
Ford Motor Corp.                      53,467       840,501
General Motors Corp.                  16,230       788,778
Genuine Parts Co.                      4,929       180,894
Goodyear Tire & Rubber Co.             4,465       106,312
Harley-Davidson, Inc.                  8,620       468,152
Navistar International Corp.           1,574        62,173
Paccar, Inc.                           2,293  $    150,467
Visteon Corp.                          4,012        60,340
                                              ------------
                                                 2,965,067
                                              ------------
BANKING, SAVINGS & LOANS -- 10.0%
AmSouth Bancorp.                      10,559       199,565
Bank of America Corp.                 45,405     2,858,245
Bank of New York Co., Inc.            21,545       879,036
Bank One Corp.                        34,232     1,336,760
BB&T Corp.                            12,183       439,928
Capital One Financial Corp.            6,100       329,095
Charter One Financial, Inc.            6,201       168,357
Citigroup, Inc.                      148,444     7,493,453
Comerica, Inc.                         5,069       290,454
Federal Home Loan
  Mortgage Corp.                      20,086     1,313,624
Federal National
  Mortgage Association                28,676     2,279,742
Fifth Third Bancorp                   16,963     1,040,341
Fleet Boston Financial Corp.          30,202     1,102,373
Golden West Financial Corp.            4,455       262,177
J.P. Morgan Chase & Co.               56,873     2,067,334
KeyCorp                               12,110       294,757
Mellon Financial Corp.                13,594       511,406
National City Corp.                   17,098       499,946
Northern Trust Corp.                   6,788       408,773
Providian Financial Corp.              8,302        29,472
Regions Financial Corp.                6,552       196,822
SouthTrust Corp.                       9,710       239,546
State Street Corp.                     9,322       487,074
SunTrust Banks, Inc.                   8,290       519,783
Synovus Financial Corp.                8,263       206,988
U.S. Bancorp                          55,832     1,168,564
Union Planters Corp.                   3,875       174,879
Wachovia Corp.                        39,274     1,231,633
Washington Mutual, Inc.               25,476       833,065
Wells Fargo & Co.                     50,129     2,178,105
Zions Bancorp.                         2,693       141,598
                                              ------------
                                                31,182,895
                                              ------------
BEVERAGES -- 2.5%
Anheuser-Busch
  Companies, Inc.                     26,048     1,177,630
Brown-Forman Corp. Cl. B               1,990       124,574
The Coca-Cola Co.                     72,276     3,407,813
Coca-Cola Enterprises, Inc.           12,374       234,364
Coors (Adolph) Co. Cl. B               1,089        58,153
The Pepsi Bottling Group, Inc.         8,138       191,243
PepsiCo, Inc.                         51,271     2,496,385
                                              ------------
                                                 7,690,162
                                              ------------
BROADCASTING, PUBLISHING & PRINTING -- 3.3%
American Greetings
  Corp. Cl. A                          1,823  $     25,121
AOL Time Warner, Inc.*               128,308     4,118,687
Clear Channel
  Communications, Inc.*               16,649       847,601
Comcast Corp. Cl. A*                  26,840       966,240
Dow Jones & Co., Inc.                  2,426       132,775
Gannett Co., Inc.                      7,935       533,470
Knight Ridder, Inc.                    2,055       133,431
The McGraw-Hill
  Companies, Inc.                      5,530       337,219
Meredith Corp.                         1,444        51,479
New York Times Co. Cl. A               4,565       197,436
Tribune Co.                            8,509       318,492
Univision Communications,
  Inc. Cl. A*                          5,900       238,714
Viacom, Inc. Cl. B*                   50,868     2,245,822
                                              ------------
                                                10,146,487
                                              ------------

BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Louisiana-Pacific Corp.                2,856        24,105
Masco Corp.                           13,167       322,591
Vulcan Materials Co.                   2,910       139,505
                                              ------------
                                                   486,201
                                              ------------
CHEMICALS -- 1.2%
Air Products and
  Chemicals, Inc.                      6,458       302,945
Ashland, Inc.                          2,003        92,298
Dow Chemical Co.                      26,468       894,089
Du Pont (E.I.) de Nemours
  and Co.                             30,604     1,300,976
Eastman Chemical Co.                   2,200        85,844
Engelhard Corp.                        3,693       102,222
Great Lakes Chemical Corp.             1,455        35,327
Hercules, Inc.*                        3,106        31,060
International Flavors &
  Fragrances, Inc.                     2,746        81,584
PPG Industries, Inc.                   4,789       247,687
Praxair, Inc.                          4,582       253,155
Rohm & Haas Co.                        6,240       216,091
                                              ------------
                                                 3,643,278
                                              ------------

COMMERCIAL SERVICES -- 1.2%
Allied Waste Industries, Inc.*         5,660        79,580
Block (H & R), Inc.                    5,274       235,748
Cendant Corp.*                        26,942       528,333
Cintas Corp.                           5,190       249,120
Concord EFS, Inc.*                    14,284       468,230
Convergys Corp.*                       4,816       180,552
Donnelley (R.R.) & Sons Co.            3,322        98,630


    The accompanying notes are an integral part of the financial statements.

                                   NUMBER OF     MARKET
                                    SHARES       VALUE
                                  ----------  ------------
Ecolab, Inc.                           3,658  $    147,234
Equifax, Inc.                          3,959        95,610
Fluor Corp.                            2,227        83,290
Moody's Corp.                          4,446       177,218
Paychex, Inc.                         11,197       390,215
PerkinElmer, Inc.                      2,908       101,838
Quintiles
  Transnational Corp.*                 3,310        53,225
Robert Half
  International, Inc.*                 4,980       132,966
Ryder System, Inc.                     1,682        37,256
Waste Management, Inc.                17,753       566,498
                                              ------------
                                                 3,625,543
                                              ------------
COMMUNICATIONS -- 2.4%
ADC
  Telecommunications, Inc.*           22,848       105,101
Andrew Corp.*                          2,261        49,493
Avaya, Inc.*                           8,094        98,342
Ciena Corp.*                           9,341       133,670
Citizens
  Communications Co.*                  7,801        83,159
Lucent Technologies, Inc.             99,379       625,094
Network Appliance, Inc.*               9,220       201,641
Nextel Communications,
  Inc. Cl. A*                         21,730       238,161
Nortel Networks Corp.                 93,066       697,995
Qualcomm, Inc.*                       22,030     1,112,515
SBC Communications, Inc.              96,946     3,797,375
Scientific-Atlanta, Inc.               4,710       112,757
Tellabs, Inc.*                        11,712       175,212
                                              ------------
                                                 7,430,515
                                              ------------
COMMUNICATIONS EQUIPMENT -- 0.3%
Motorola, Inc.                        64,010       961,430
                                              ------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.6%
Autodesk, Inc.                         1,595        59,446
Computer Sciences Corp.*               4,787       234,467
Parametric Technology Corp.*           7,434        58,060
Sapient Corp.*                         3,296        25,445
Sun Microsystems, Inc.*               92,408     1,136,618
Teradyne, Inc.*                        4,960       149,494
Unisys Corp.*                          8,915       111,794
                                              ------------
                                                 1,775,324
                                              ------------
COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*             2,470        83,931
                                              ------------
COMPUTERS & INFORMATION -- 2.7%
Apple Computer, Inc.*                  9,926       217,379
Cisco Systems, Inc.*                 211,973     3,838,831
Compaq Computer Corp.                 47,907       467,572
Comverse Technology, Inc.*             5,722       128,001
Dell Computer Corp.*                  74,947     2,037,059
EMC Corp.*                            62,632  $    841,774
Gateway, Inc.*                         9,190        73,888
International Game
  Technology*                          2,379       162,486
Jabil Circuit, Inc.*                   5,478       124,460
Lexmark International
  Group, Inc.*                         3,664       216,176
Palm, Inc.*                           16,101        62,472
Solectron Corp.*                      18,581       209,594
Symbol Technologies, Inc.              6,435       102,188
                                              ------------
                                                 8,481,880
                                              ------------
COMPUTERS & OFFICE EQUIPMENT -- 2.8%
Electronic Data
  Systems Corp.                       13,271       909,727
Hewlett-Packard Co.                   56,649     1,163,570
International Business
  Machines Corp.                      49,714     6,013,405
Pitney Bowes, Inc.                     7,502       282,150
Xerox Corp.                           19,714       205,420
                                              ------------
                                                 8,574,272
                                              ------------
CONTAINERS -- 0.1%
Ball Corp.                               755        53,378
Bemis Co., Inc.                        1,483        72,934
Pactiv Corp.*                          4,459        79,147
Sealed Air Corp.*                      2,391        97,601
Temple-Inland, Inc.                    1,438        81,578
                                              ------------
                                                   384,638
                                              ------------
COSMETICS & PERSONAL CARE -- 2.0%
Alberto-Culver Co. Cl. B               1,638        73,284
Avon Products, Inc.                    6,778       315,177
Colgate-Palmolive Co.                 16,477       951,547
The Gillette Co.                      30,483     1,018,132
Kimberly-Clark Corp.                  15,703       939,039
The Procter & Gamble Co.              37,404     2,959,779
                                              ------------
                                                 6,256,958
                                              ------------
DATA PROCESSING & PREPARATION -- 0.8%
Automatic Data
  Processing, Inc.                    18,304     1,078,106
Deluxe Corp.                           2,014        83,742
First Data Corp.                      11,480       900,606
Fiserv, Inc.*                          5,321       225,185
IMS Health, Inc.                       8,324       162,401
NCR Corp.*                             2,850       105,051
                                              ------------
                                                 2,555,091
                                              ------------
ELECTRIC UTILITIES -- 2.4%
AES Corp.*                            15,249       249,321
Allegheny Energy, Inc.                 3,520       127,494
Ameren Corp.                           3,881       164,166
American Electric Power Co.            9,157       398,604
Calpine Corp.*                         8,571       143,907
Cinergy Corp.                          4,563  $    152,541
CMS Energy Corp.                       3,738        89,824
Consolidated Edison, Inc.              6,050       244,178
Constellation Energy
  Group, Inc.                          4,725       125,449
Dominion Resources, Inc.               7,078       425,388
DTE Energy Co.                         4,537       190,282
Duke Energy Corp.                     22,935       900,428
Edison International*                  9,130       137,863
Entergy Corp.                          6,260       244,829
Exelon Corp.                           9,768       467,692
FirstEnergy Corp.                      8,557       299,324
FPL Group, Inc.                        4,986       281,210
Mirant Corp.*                         17,951       287,575
Niagara Mohawk
  Holdings, Inc.*                      4,482        79,466
NiSource, Inc.                         5,846       134,809
PG&E Corp.*                           11,021       212,044
Pinnacle West Capital Corp.            2,400       100,440
PPL Corp.                              4,189       145,987
Progress Energy, Inc.                  6,172       277,925
Public Service Enterprise
  Group, Inc.                          5,898       248,837
Reliant Energy, Inc.                   8,463       224,439
Southern Co.                          19,487       493,995
Teco Energy, Inc.                      4,861       127,553
TXU Corp.                              7,977       376,116
                                              ------------
                                                 7,351,686
                                              ------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 8.2%
Advanced Micro Devices, Inc.*          9,660       153,208
Altera Corp.*                         11,020       233,624
American Power
  Conversion Corp.*                    5,530        79,964
Analog Devices, Inc.*                 10,670       473,641
Applied Micro
  Circuits Corp.*                      8,500        96,220
Broadcom Corp. Cl. A*                  7,353       300,517
Conexant Systems, Inc.*                7,005       100,592
Emerson Electric Co.                  12,757       728,425
General Electric Co.                 286,493    11,482,639
Intel Corp.                          193,860     6,096,897
JDS Uniphase Corp.*                   37,388       326,397
Johnson Controls, Inc.                 2,425       195,819
Kla-Tencor Corp.*                      5,306       262,965
Linear Technology Corp.                9,430       368,147
LSI Logic Corp.*                      10,228       161,398
Maxim Integrated
  Products, Inc.*                      9,660       507,247
Micron Technology, Inc.*              17,617       546,127
Molex, Inc.                            5,590       173,010
National
  Semiconductor Corp.*                 4,948       152,349
Novellus Systems, Inc.*                4,050       159,772


    The accompanying notes are an integral part of the financial statements.

                                   NUMBER OF     MARKET
                                    SHARES       VALUE
                                  ----------  ------------
Nvidia Corp.*                          4,000  $    267,600
PMC-Sierra, Inc.*                      4,589        97,562
Power-One, Inc.*                       2,220        23,110
Qlogic Corp.*                          2,600       115,726
Rockwell International Corp.           5,168        92,300
Sanmina-SCI Corp.*                    15,452       307,495
Texas Instruments, Inc.               50,526     1,414,728
Thomas & Betts Corp.                   1,651        34,919
Vitesse
  Semiconductor Corp.*                 5,180        64,387
Xilinx, Inc.*                          9,911       387,025
                                              ------------
                                                25,403,810
                                              ------------
ENERGY -- 6.7%
Amerada Hess Corp.                     2,553       159,562
Anadarko Petroleum Corp.               7,122       404,886
Apache Corp.                           3,986       198,842
Burlington Resources, Inc.             6,000       225,240
ChevronTexaco Corp.                   30,572     2,739,557
Conoco, Inc.                          18,876       534,191
Devon Energy Corp.                     3,685       142,425
Dynegy, Inc.                           9,800       249,900
El Paso Corp.                         14,446       644,436
EOG Resources, Inc.                    3,800       148,618
Exxon Mobil Corp.                    197,406     7,758,056
Halliburton Co.                       12,265       160,671
Kerr-McGee Corp.                       2,846       155,961
KeySpan Corp.                          3,880       134,442
Kinder Morgan, Inc.                    3,290       183,220
Nabors Industries, Inc.*               4,115       141,268
Nicor, Inc.                            1,289        53,674
Noble Drilling Corp.*                  3,840       130,714
Occidental Petroleum Corp.            10,604       281,324
Peoples Energy Corp.                     957        36,299
Phillips Petroleum Co.                10,759       648,337
Rowan Companies, Inc.*                 2,821        54,643
Royal Dutch Petroleum
  Co. NY Shares                       62,181     3,048,113
Schlumberger Limited                  16,339       897,828
Sempra Energy                          5,828       143,077
Sunoco, Inc.                           2,393        89,355
Transocean Sedco Forex, Inc.           9,127       308,675
Unocal Corp.                           6,957       250,939
USX-Marathon Group, Inc.               8,805       264,150
The Williams Companies, Inc.          15,471       394,820
Xcel Energy, Inc.                      9,772       271,075
                                              ------------
                                                20,854,298
                                              ------------
ENTERTAINMENT & LEISURE -- 0.6%
Brunswick Corp.                        2,439        53,073
Carnival Corp.                        16,785       471,323
The Disney (Walt) Co.                 61,122  $  1,266,448
Harrah's
  Entertainment, Inc.*                 3,323       122,984
                                              ------------
                                                 1,913,828
                                              ------------
FINANCIAL SERVICES -- 2.9%
American Express Co.                  37,672     1,344,514
Bear Stearns Companies, Inc.           3,018       176,976
Countrywide Credit
  Industries, Inc.                     3,239       132,702
Franklin Resources, Inc.               7,528       265,513
Household International, Inc.         13,730       795,516
Huntington Bancshares, Inc.            6,934       119,195
Lehman Brothers
  Holdings, Inc.                       6,972       465,730
MBNA Corp.                            25,081       882,851
Merrill Lynch & Co., Inc.             23,868     1,244,000
Morgan Stanley Dean
  Witter & Co.                        32,191     1,800,765
PNC Financial Services
  Group, Inc.                          8,249       463,594
Price (T. Rowe) Group, Inc.            3,500       121,555
The Schwab (Charles) Corp.            40,861       632,120
Stillwell Financial, Inc.              6,250       170,125
USA Education, Inc.                    4,714       396,070
                                              ------------
                                                 9,011,226
                                              ------------
FOODS -- 1.7%
Archer-Daniels-Midland Co.            18,861       270,655
Campbell Soup Co.                     11,602       346,552
ConAgra Foods, Inc.                   15,272       363,015
General Mills, Inc.                   10,708       556,923
Heinz (H. J.) Co.                     10,622       436,777
Hershey Foods Corp.                    3,872       262,134
Kellogg Co.                           11,564       348,076
The Kroger Co.*                       23,018       480,386
Safeway, Inc.*                        14,960       624,580
Sara Lee Corp.                        22,365       497,174
Starbucks Corp.*                      10,930       208,216
SuperValu, Inc.                        3,721        82,309
Sysco Corp.                           20,130       527,809
Wrigley (Wm.) Jr. Co.                  6,434       330,515
                                              ------------
                                                 5,335,121
                                              ------------
FOREST PRODUCTS & PAPER -- 0.5%
Boise Cascade Corp.                    1,642        55,844
Georgia-Pacific Corp.                  6,370       175,876
International Paper Co.               13,689       552,351
Mead Corp.                             2,785        86,029
Westvaco Corp.                         2,904        82,619
Weyerhaeuser Co.                       6,590       356,387
Willamette Industries, Inc.            3,122       162,719
                                              ------------
                                                 1,471,825
                                              ------------
HEALTHCARE -- 0.8%
Health Management
  Associates, Inc. Cl. A*              7,000  $    128,800
HCA, Inc.                             15,976       615,715
Healthsouth Corp.*                    11,054       163,820
Humana, Inc.*                          4,803        56,627
Manor Care, Inc.*                      2,932        69,518
Tenet Healthcare Corp.*                9,506       558,192
UnitedHealth Group, Inc.               9,020       638,345
Wellpoint Health
  Networks, Inc.*                      1,820       212,667
                                              ------------
                                                 2,443,684
                                              ------------
HOME CONSTRUCTION, FURNISHINGS
  & APPLIANCES -- 0.2%
Centex Corp.                           1,673        95,512
KB Home                                1,271        50,967
Leggett & Platt, Inc.                  5,650       129,950
Maytag Corp.                           2,186        67,832
Pulte Homes, Inc.                      1,561        69,730
Whirlpool Corp.                        1,869       137,054
                                              ------------
                                                   551,045
                                              ------------
HOUSEHOLD PRODUCTS -- 0.7%
Black & Decker Corp.                   2,350        88,665
The Clorox Co.                         6,670       263,798
Corning, Inc.                         26,491       236,300
Fortune Brands, Inc.                   4,380       173,404
Newell Rubbermaid, Inc.                7,535       207,740
Sherwin-Williams Co.                   4,429       121,797
Snap-On, Inc.                          1,553        52,274
The Stanley Works                      2,405       112,001
Tupperware Corp.                       1,650        31,762
Unilever NV NY Shares                 16,252       936,278
                                              ------------
                                                 2,224,019
                                              ------------
INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                  2,732       131,136
                                              ------------
INDUSTRIAL - DIVERSIFIED -- 2.0%
Cooper Industries, Inc.                2,614        91,281
Danaher Corp.                          4,355       262,650
Eaton Corp.                            1,997       148,597
Illinois Tool Works, Inc.              9,143       619,164
ITT Industries, Inc.                   2,537       128,118
McDermott
  International, Inc.*                 1,590        19,509
Minnesota Mining &
  Manufacturing Co.                   11,236     1,328,208
Textron, Inc.                          4,032       167,167
Tyco International Limited            57,574     3,391,109
                                              ------------
                                                 6,155,803
                                              ------------
INFORMATION RETRIEVAL SERVICES -- 0.1%
Yahoo!, Inc.*                         16,458       291,965
                                              ------------


    The accompanying notes are an integral part of the financial statements.

                                   NUMBER OF     MARKET
                                    SHARES       VALUE
                                  ----------  ------------
INSURANCE -- 4.4%
Aetna, Inc.                            4,049  $    133,577
AFLAC, Inc.                           14,920       366,435
Allstate Corp.                        21,404       721,315
Ambac Financial Group, Inc.            3,075       177,919
American International
  Group, Inc.                         75,470     5,992,318
Aon Corp.                              7,346       260,930
Chubb Corp.                            5,073       350,037
Cigna Corp.                            4,540       420,631
Cincinnati Financial Corp.             4,589       175,070
Conseco, Inc.*                         9,943        44,346
The Hartford Financial
  Services Group, Inc.                 6,758       424,605
Jefferson-Pilot Corp.                  4,420       204,513
John Hancock Financial
  Services, Inc.                       8,702       359,393
Lincoln National Corp.                 5,341       259,412
Loews Corp.                            5,658       313,340
Marsh & McLennan
  Companies, Inc.                      8,071       867,229
MBIA, Inc.                             4,175       223,905
Metlife, Inc.                         21,232       672,630
MGIC Investment Corp.                  2,989       184,481
Progressive Corp.                      2,161       322,637
Safeco Corp.                           3,759       117,093
The St. Paul Companies, Inc.           6,209       273,010
Torchmark Corp.                        3,526       138,678
UnumProvident Corp.                    6,870       182,124
XL Capital Limited Cl. A               3,827       349,635
                                              ------------
                                                13,535,263
                                              ------------
LODGING -- 0.2%
Hilton Hotels Corp.                   10,491       114,562
Marriott International,
  Inc. Cl. A                           6,964       283,087
Starwood Hotels & Resorts
  Worldwide, Inc.                      5,640       168,354
                                              ------------
                                                   566,003
                                              ------------
MACHINERY & COMPONENTS -- 0.6%
Baker Hughes, Inc.                     9,598       350,039
Caterpillar, Inc.                     10,252       535,667
Cummins, Inc.                          1,139        43,897
Deere & Co.                            6,743       294,399
Dover Corp.                            5,835       216,303
Ingersoll-Rand Co.                     4,783       199,977
Pall Corp.                             3,492        84,018
Parker-Hannifin Corp.                  3,414       156,737
Timken Co.                                47           760
                                              ------------
                                                 1,881,797
                                              ------------
MANUFACTURING -- 0.4%
Applied Materials, Inc.*              23,053  $    924,425
Avery-Dennison Corp.                   3,128       176,826
Millipore Corp.                        1,315        79,820
                                              ------------
                                                 1,181,071
                                              ------------
MEDICAL SUPPLIES -- 1.9%
Agilent Technologies, Inc.*           12,983       370,145
Allergan, Inc.                         3,707       278,210
Applied Biosystems
  Group-Applera Corp.                  6,038       237,112
Bard (C.R.), Inc.                      1,460        94,170
Bausch & Lomb, Inc.                    1,492        56,189
Baxter International, Inc.            17,492       938,096
Becton, Dickinson and Co.              7,348       243,586
Biomet, Inc.                           8,255       255,079
Boston Scientific Corp.*              11,411       275,233
Guidant Corp.*                         8,688       432,662
Medtronic, Inc.                       35,181     1,801,619
St. Jude Medical, Inc.*                2,411       187,214
Stryker Corp.                          5,550       323,953
Tektronix, Inc.*                       2,620        67,544
Thermo Electron Corp.*                 5,154       122,974
Waters Corp.*                          3,800       147,250
Zimmer Holdings, Inc.*                 5,487       167,573
                                              ------------
                                                 5,998,609
                                              ------------
METALS & MINING -- 0.7%
Alcan Aluminum Limited                 9,081       326,280
Alcoa, Inc.                           25,188       895,433
Allegheny Technologies, Inc.           2,244        37,587
Barrick Gold Corp.                    15,318       244,322
Crane Co.                              1,678        43,024
Freeport-McMoran Copper
  & Gold, Inc. Cl. B*                  4,165        55,769
Inco Limited*                          5,162        87,444
Newmont Mining Corp.                   5,609       107,188
Nucor Corp.                            2,206       116,830
Phelps Dodge Corp.                     2,285        74,034
Placer Dome, Inc.                      9,455       103,154
USX-U.S. Steel Group, Inc.             2,554        46,253
Worthington Industries, Inc.           2,407        34,179
                                              ------------
                                                 2,171,497
                                              ------------
PHARMACEUTICALS -- 11.3%
Abbott Laboratories                   44,598     2,486,339
American Home
  Products Corp.                      38,156     2,341,252
AmerisourceBergen Corp.                2,576       163,705
Amgen, Inc.*                          30,434     1,717,695
Biogen, Inc.*                          4,233       242,763
Bristol-Myers Squibb Co.              55,842     2,847,942
Cardinal Health, Inc.                 13,127       848,792
Chiron Corp.*                          5,660       248,134
Eli Lilly & Co.                       32,280  $  2,535,271
Forest Laboratories,
  Inc. Cl. A*                          4,990       408,931
Genzyme Corp.*                         6,000       359,160
Immunex Corp.*                        15,730       435,878
Johnson & Johnson                     88,512     5,231,059
King Pharmaceuticals, Inc.*            7,367       310,372
McKesson HBOC, Inc.                    8,087       302,454
Medimmune, Inc.*                       6,064       281,066
Merck & Co., Inc.                     66,043     3,883,328
Pfizer, Inc.                         181,992     7,252,381
Pharmacia Corp.                       37,911     1,616,904
Schering-Plough Corp.                 42,688     1,528,657
Sigma-Aldrich Corp.                    2,184        86,071
Watson Pharmaceutical, Inc.*           2,970        93,228
                                              ------------
                                                35,221,382
                                              ------------
PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                      8,360       246,035
                                              ------------
PREPACKAGED SOFTWARE -- 4.9%
Adobe Systems, Inc.                    6,906       214,431
BMC Software, Inc.*                    6,965       114,017
Citrix Systems, Inc.*                  5,392       122,183
Computer Associates
  International, Inc.                 17,023       587,123
Compuware Corp.*                      10,378       122,357
Intuit, Inc.*                          6,010       256,988
Microsoft Corp.*                     155,514    10,302,803
Novell, Inc.*                          9,376        43,036
Oracle Corp.*                        162,711     2,247,039
Peoplesoft, Inc.*                      8,414       338,243
Siebel Systems, Inc.*                 13,018       364,244
Veritas Software Corp.*               11,346       508,641
                                              ------------
                                                15,221,105
                                              ------------
REAL ESTATE -- 0.2%
Equity Office
  Properties Trust                    12,560       377,805
Equity Residential
  Properties Trust                     7,700       221,067
                                              ------------
                                                   598,872
                                              ------------
RESTAURANTS -- 0.4%
Darden Restaurants, Inc.               3,428       121,351
McDonald's Corp.                      36,777       973,487
Tricon Global
  Restaurants, Inc.*                   4,199       206,591
Wendy's International, Inc.            3,275        95,532
                                              ------------
                                                 1,396,961
                                              ------------
RETAIL -- 6.3%
AutoZone, Inc.*                        3,454       247,997
Bed Bath & Beyond, Inc.*               8,750       296,625
Best Buy Co., Inc.*                    6,220       463,266


    The accompanying notes are an integral part of the financial statements.

                                   NUMBER OF     MARKET
                                    SHARES       VALUE
                                  ----------  ------------
Big Lots, Inc.                         3,174  $     33,010
Circuit City Stores-Circuit
  City Group                           5,900       153,105
Costco Wholesale Corp.*               13,342       592,118
CVS Corp.                             11,203       331,609
Dillards, Inc. Cl. A                   2,501        40,016
Dollar General Corp.                   9,414       140,269
Family Dollar Stores, Inc.             4,451       133,441
Federated Department
  Stores, Inc.*                        5,663       231,617
The Home Depot, Inc.                  67,637     3,450,163
K Mart Corp.*                         13,955        76,194
Kohls Corp.*                           9,523       670,800
Lowe's Companies, Inc.                21,782     1,010,903
The May Department
  Stores Co.                           8,532       315,513
Office Depot, Inc.*                    8,465       156,941
Penney (J.C.) Co., Inc.                7,509       201,992
RadioShack Corp.                       5,305       159,681
Sears, Roebuck and Co.                 9,860       469,730
Staples, Inc.*                        12,973       242,595
Target Corp.                          26,368     1,082,406
Tiffany & Co.                          4,092       128,775
TJX Companies, Inc.                    7,938       316,409
Toys R Us, Inc.*                       5,562       115,356
Walgreen Co.                          29,804     1,003,203
Wal-Mart Stores, Inc.                128,812     7,413,131
                                              ------------
                                                19,476,865
                                              ------------
RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                     11,447       360,466
Winn-Dixie Stores, Inc.                4,023        57,328
                                              ------------
                                                   417,794
                                              ------------
TELEPHONE UTILITIES -- 4.0%
Alltel Corp.                           8,867       547,360
AT&T Corp.                           102,121     1,852,475
AT&T Wireless
  Services, Inc.*                     73,831     1,060,952
BellSouth Corp.                       54,620     2,083,753
CenturyTel, Inc.                       4,231       138,777
Qwest Communications
  International, Inc.                 48,658       687,538
Sprint Corp. (FON Group)              25,405       510,132
Sprint Corp. (PCS Group)*             28,461       694,733
Verizon Communications, Inc.          77,729     3,689,018
WorldCom, Inc.*                       84,157     1,184,931
                                              ------------
                                                12,449,669
                                              ------------
TOBACCO -- 1.0%
Philip Morris
  Companies, Inc.                     62,529     2,866,955
UST, Inc.                              4,922       172,270
                                              ------------
                                                 3,039,225
                                              ------------
TOYS, GAMES -- 0.1%
Hasbro, Inc.                           4,891  $     79,381
Mattel, Inc.                          12,289       211,371
                                              ------------
                                                   290,752
                                              ------------
TRANSPORTATION -- 0.5%
Burlington Northern
  Santa Fe Corp.                      11,086       316,284
CSX Corp.                              6,665       233,608
FedEx Corp.*                           8,903       461,888
Norfolk Southern Corp.                10,889       199,595
Union Pacific Corp.                    7,517       428,469
                                              ------------
                                                 1,639,844
                                              ------------
TRAVEL -- 0.0%
  Sabre Holdings Corp.*                3,831       162,243

TOTAL EQUITIES
(COST $312,907,715)                            302,414,036
                                              ------------

RIGHTS -- 0.0%
ELECTRIC UTILITIES  0.0%
Progress Energy, Inc.                  1,300            --
                                              ------------

TOTAL RIGHTS
(COST $0)                                               --
                                              ------------

                                   PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS -- 6.6%
CASH EQUIVALENTS -- 4.0%**
Bank of Montreal Eurodollar
  Time Deposit
  1.500% 01/02/2002               $  813,962       813,962
Bayerische Hypo-und
  Vereinsbank Eurodollar
  Time Deposit
  1.810% 03/18/2002                  290,701       290,701
BNP Paribas Eurodollar
  Time Deposit
  1.960% 01/02/2002                1,162,803     1,162,803
Credit Agricole Bank
  Eurodollar Time Deposit
  1.700% 01/07/2002                1,081,407     1,081,407
Den Danske Bank
  Eurodollar Time Deposit
  1.560% 01/02/2002                  639,542       639,542
Fleet National Bank Note
  1.950% 04/30/2002                   47,208        47,208
GMAC Bank Note
  1.790% 03/08/2002                  283,776       283,776
Merrill Lynch Bank Note
  1.620% 04/05/2002                  523,260       523,260
Merrill Lynch Bank Note
  1.640% 11/26/2002                  232,561       232,561
Merrimac Money
  Market Fund                     $6,394,294   $ 6,394,294
Morgan Stanley Dean
  Witter & Co.
  1.610% 05/09/2002                  174,420       174,420
Toronto Dominion
  Eurodollar Time Deposit
  2.040% 01/22/2002                  581,401       581,401
US Bank
  1.590% 11/06/2002                  174,420       174,420
                                              ------------
                                                12,399,755
                                              ------------
REPURCHASE AGREEMENT -- 2.4%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2001, 1.40%,
  due 01/02/2002(a)                7,551,990     7,551,990
                                              ------------
U.S. TREASURY BILLS -- 0.2%
U.S. Treasury Bill***
  1.550% 01/17/2002                   20,000        19,986
U.S. Treasury Bill***
  1.850% 01/17/2002                   20,000        19,984
U.S. Treasury Bill***
  1.980% 01/17/2002                   20,000        19,982
U.S. Treasury Bill***
  2.000% 01/17/2002                  200,000       199,822
U.S. Treasury Bill***
  2.080% 01/17/2002                   70,000        69,936
U.S. Treasury Bill***
  2.140% 01/17/2002                   30,000        29,971
U.S. Treasury Bill***
  2.150% 01/17/2002                  175,000       174,833
                                              ------------
                                                   534,514
                                              ------------
TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                             20,486,259
                                              ------------

TOTAL INVESTMENTS -- 103.9%
(COST $333,393,974)****                        322,900,295
                                              ------------

OTHER ASSETS/(LIABILITIES) -- (3.9%)           (12,140,572)
                                              ------------

NET ASSETS -- 100.0%                          $310,759,723
                                              ============

NOTES TO PORTFOLIO OF INVESTMENTS

*     Non-income producing security.
**    Represents investment of security lending collateral. (Note 2).
***   This security is held as collateral for open futures contracts. (Note 2).
****  Aggregate cost for Federal tax purposes. (Note 7).
(a) Maturity value of $7,552,577. Collateralized by U.S. Government Agency obligation with a rate of 7.500%, maturity date of 03/01/2015, and aggregate market value, including accrued interest of $7,930,042.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                DECEMBER 31, 2001
                                                                                                                -----------------
ASSETS:
        Investments, at value (cost $312,907,715) (Note 2)                                                          $302,414,036
        Short-term investments, at amortized cost (Note 2)                                                            20,486,259
                                                                                                                    ------------
            Total Investments (including securities on loan with market values of $11,832,509)                       322,900,295
        Receivables from:
            Investments sold                                                                                              53,484
            Fund shares sold                                                                                             181,210
            Interest and dividends                                                                                       337,682
            Foreign taxes withheld                                                                                           739
                                                                                                                    ------------
                 Total assets                                                                                        323,473,410
                                                                                                                    ------------

LIABILITIES:
        Payables for:
            Investments purchased                                                                                        147,321
            Fund shares repurchased                                                                                        9,027
            Variation margin on open futures contracts (Note 2)                                                           68,175
            Securities on loan (Note 2)                                                                               12,399,755
            Directors' fees and expenses (Note 3)                                                                          5,763
            Affiliates (Note 3):
                 Investment management fees                                                                               26,223
                 Administration fees                                                                                      29,277
        Accrued expense and other liabilities                                                                             28,146
                                                                                                                    ------------
                 Total liabilities                                                                                    12,713,687
                                                                                                                    ------------
        Net assets                                                                                                  $310,759,723
                                                                                                                    ============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                             $321,740,530
        Distributions in excess of net investment income                                                                  (3,896)
        Accumulated net realized loss on investments and futures contracts                                              (526,145)
        Net unrealized depreciation on investments and futures contracts                                             (10,450,766)
                                                                                                                    ------------
                                                                                                                    $310,759,723
                                                                                                                    ============
NET ASSETS:
        Class I                                                                                                     $ 81,534,798
                                                                                                                    ============
        Class II                                                                                                    $ 74,636,465
                                                                                                                    ============
        Class III                                                                                                   $154,588,460
                                                                                                                    ============
SHARES OUTSTANDING:
        Class I                                                                                                        5,766,551
                                                                                                                    ============
        Class II                                                                                                       5,282,041
                                                                                                                    ============
        Class III                                                                                                     10,963,840
                                                                                                                    ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
        Class I                                                                                                         $  14.14
                                                                                                                    ============
        Class II                                                                                                        $  14.13
                                                                                                                    ============
        Class III                                                                                                       $  14.10
                                                                                                                    ============

        The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                  YEAR ENDED
                                                                                                               DECEMBER 31, 2001
                                                                                                               ------------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $10,719)                                                            $   2,567,954
        Interest (including securities lending income of $16,333)                                                      137,139
                                                                                                                 -------------
                 Total investment income                                                                             2,705,093
                                                                                                                 -------------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                            194,087
        Custody fees                                                                                                    40,428
        Audit and legal fees                                                                                            26,800
        Shareholder reporting fees                                                                                      20,542
        Directors' fees (NOTE 3)                                                                                         7,234
                                                                                                                 -------------
                                                                                                                       289,091
        Administration fees (NOTE 3):
            Class I                                                                                                    240,013
                                                                                                                 -------------
            Class II                                                                                                   127,135
            Class II fees waived                                                                                       (33,457)
                                                                                                                 -------------
                                                                                                                        93,678
                                                                                                                 -------------
            Class III                                                                                                   23,585
            Class III fees waived                                                                                      (23,585)
                                                                                                                 -------------
                                                                                                                            --
                                                                                                                 -------------
                 Net expenses                                                                                          622,782
                                                                                                                 -------------
                 NET INVESTMENT INCOME                                                                               2,082,311
                                                                                                                 -------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized gain (loss) on:
            Investment transactions                                                                                  1,143,149
            Closed futures contracts                                                                                  (258,459)
                                                                                                                 -------------
                 Net realized gain                                                                                     884,690
                                                                                                                 -------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                                            (15,023,943)
            Open futures contracts                                                                                      58,953
                                                                                                                 -------------
                 Net unrealized loss                                                                               (14,964,990)
                                                                                                                 -------------
                 NET REALIZED AND UNREALIZED LOSS                                                                  (14,080,300)
                                                                                                                 -------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                      $(11,997,989)
                                                                                                                 =============

       The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED            YEAR ENDED
                                                                                        DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                                        -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                              $ 2,082,311           $ 1,439,008
        Net realized gain (loss) on investment transactions and futures contracts              884,690               (91,601)
        Net change in unrealized appreciation (depreciation) on investments and
           futures contracts                                                               (14,964,990)          (17,242,803)
                                                                                          ------------          ------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                           (11,997,989)          (15,895,396)
                                                                                          ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class I                                                                               (396,652)             (611,199)
        Class II                                                                              (487,951)             (477,363)*
        Class III                                                                           (1,208,832)             (346,760)*
                                                                                          ------------          ------------
            TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                  (2,093,435)           (1,435,322)
                                                                                          ------------          ------------
        From net realized gains:
        Class I                                                                               (325,151)                    -
        Class II                                                                              (295,492)                    -
        Class III                                                                             (616,585)                    -
                                                                                          ------------          ------------
            TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                     (1,237,228)                    -
                                                                                          ------------          ------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class I                                                                             10,390,890            (3,635,733)
        Class II                                                                            27,044,304            62,188,711*
        Class III                                                                          114,746,113            37,635,547*
                                                                                          ------------          ------------
            INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                        152,181,307            96,188,525
                                                                                          ------------          ------------
        TOTAL INCREASE IN NET ASSETS                                                       136,852,655            78,857,807

NET ASSETS:
        Beginning of year                                                                  173,907,068            95,049,261
                                                                                          ------------          ------------
        End of year (including distributions in excess of net investment income of
           $3,896 and undistributed net investment income of $2,977, respectively)        $310,759,723          $173,907,068
                                                                                          ============          ============


  * FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.

     The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                         CLASS I
                                                                                         -------
                                                               YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED     PERIOD ENDED
                                                                12/31/01      12/31/00      12/31/99      12/31/98        12/31/97+
                                                               ----------    ----------    ----------    ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $ 16.27       $ 18.13      $  15.26      $  12.08        $  10.00
                                                                --------      --------     --------      --------        --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                            0.14***       0.16***       0.09          0.13            0.09
  Net realized and unrealized gain (loss) on investments          (2.14)        (1.88)         3.01          3.28            2.10
                                                                --------      --------     --------      --------        --------
       Total income (loss) from investment operations             (2.00)        (1.72)         3.10          3.41            2.19
                                                                --------      --------     --------      --------        --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                      (0.07)        (0.14)        (0.09)        (0.13)          (0.09)
  From net realized gains                                         (0.06)            -         (0.14)        (0.10)          (0.02)
                                                                --------      --------     --------      --------        --------
       Total distributions                                        (0.13)        (0.14)        (0.23)        (0.23)          (0.11)
                                                                --------      --------     --------      --------        --------
NET ASSET VALUE, END OF PERIOD                                  $ 14.14       $ 16.27      $  18.13      $  15.26        $  12.08
                                                                ========      ========     ========      ========        ========
TOTAL RETURN@                                                  (12.32)%       (9.53)%        20.32%        28.22%          21.39%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                            $ 81,535      $ 82,798      $ 95,049      $ 36,069        $ 24,202
  Ratio of expenses to average daily net assets:
     Before expense waiver                                         0.45%         0.45%         0.50%         0.60%           0.43%*
     After expense waiver#                                         0.45%         0.45%       N/A             0.50%         N/A
  Net investment income to average daily net assets                0.92%         0.89%         0.92%         0.91%           0.80%*
  Portfolio turnover rate                                             5%            3%            3%            5%              2%**



                                                                             CLASS II                           CLASS III
                                                                             --------                           ---------
                                                                    YEAR ENDED      PERIOD ENDED      YEAR ENDED       PERIOD ENDED
                                                                      12/31/01         12/31/00++         12/31/01       12/31/00++
                                                                    ----------      ------------      ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 16.26           $ 17.96          $ 16.27           $ 17.96
                                                                     -------           -------          -------           -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                 0.16***           0.13***          0.19***           0.15***
  Net realized and unrealized loss on investments                      (2.14)            (1.68)           (2.19)            (1.67)
                                                                     -------           -------          -------           -------
       Total loss from investment operations                           (1.98)            (1.55)           (2.00)            (1.52)
                                                                     -------           -------          -------           -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                           (0.09)            (0.15)           (0.11)            (0.17)
  From net realized gains                                              (0.06)             -               (0.06)             -
                                                                     -------           -------          -------           -------
       Total distributions                                             (0.15)            (0.15)           (0.17)            (0.17)
                                                                     -------           -------          -------           -------
NET ASSET VALUE, END OF PERIOD                                       $ 14.13           $ 16.26          $ 14.10           $ 16.27
                                                                     =======           =======          =======           =======
TOTAL RETURN@                                                       (12.18)%           (8.63)%**       (12.30)%           (8.50)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                $ 74,636          $ 56,998        $ 154,588          $ 34,111
  Ratio of expenses to average daily net assets:
     Before expense waiver                                            0.34%             0.34%*           0.20%             0.20%*
     After expense waiver##                                           0.29%             0.29%*           0.15%             0.15%*
  Net investment income to average daily net assets                   1.08%             1.10%*           1.32%             1.25%*
  Portfolio turnover rate                                             5%                3%**             5%                3%


  *     ANNUALIZED
  **    PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***   PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1997.
  ++ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE YEARS ENDED DECEMBER 31, 2000 AND 2001.
  ## COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND THE YEAR ENDED DECEMBER 31, 2001.

  The accompanying notes are an integral part of the financial statements.

MML SMALL CAP VALUE EQUITY FUND -- PORTFOLIO MANAGER REPORT


WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML SMALL CAP VALUE EQUITY FUND?

The objectives and policies of the Fund are to:

-   achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalizations within the range of market capitalizations of companies in the Russell 2000 Index)
-   utilize a value-oriented strategy in making investment decisions
- utilize fundamental analysis to identify companies which -are of high investment quality or possess a unique product, market position or operating characteristics
    -offer above-average levels of profitability or superior growth potential -are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING 2001?

For the 12 months ending December 31, 2001, the Fund's shares returned 3.36%, beating the 2.49% return of the Russell 2000 Index.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Both the Fund and its benchmark benefited from investors' preference for small-cap stocks during the period, continuing a trend in place since the large-cap bubble burst early in 2000. Even within the small-cap sector, smaller was better, which hurt our returns to some extent because the portfolio was primarily exposed to the larger end of the small-cap continuum. On the other hand, the Fund's emphasis on value aided performance, as a weak economy and the disappointing earnings reported by many companies in the growth sector led investors to seek out stocks that were more modestly priced relative to their expected rates of growth. Finally, our focus on picking quality stocks of companies generating high returns on equity was helpful. To provide some perspective on this point, the five-year average return on equity of the Fund's holdings was approximately 20%, versus 14% for companies in the benchmark.

HOW DID YOU RESPOND TO THE TREMENDOUS VOLATILITY DURING THE PERIOD?

Our primary goal is to look for the highest-quality companies selling at the most reasonable prices, building the portfolio one stock at a time. We generally purchase stocks with a horizon of five years in mind, although our holding times can vary for many different reasons. We don't attempt to trade the Fund's holdings to take advantage of short-term trends--for example, the rallies we saw in the second and fourth quarters. However, if a rally takes a stock beyond the value parameters we are comfortable with, we will probably sell it. Conversely, when the market declines sharply, as it did in the first and third quarters, we can often buy stocks that would be too expensive for the Fund under normal circumstances. In that sense, we respond to what the broader market is doing. No matter what the market environment is, though, we strive to be very consistent about sticking with our value discipline.

WHAT STOCKS CONTRIBUTED POSITIVELY TO PERFORMANCE?

One of the strongest contributors was RPM, a manufacturer of petroleum-based joint compound, glue, and related products. The stock was helped by lower raw material prices, as crude oil prices came down from their lofty levels of the previous year. RPM's share price had a big dip in September and then rallied strongly through the end of the year. Another stock that helped performance was National Processing, a credit card processing firm. Increasing fears about a recession and the possibility of fewer transactions to process put a temporary dent in this stock's price. However, the overall market's recovery and reasonably strong consumer spending during the Christmas holidays enabled National Processing to recover nicely by the end of December.

Guitar Center, a chain of retail music stores, also performed well. The company recently added the highly regarded Gibson line of guitars to its product line and improved its competitive position due to the closing of some stores by its largest competitor. Finally, the Fund benefited from owning Factset Research Systems, a supplier of financial data and software for portfolio managers. In September the company reported strong earnings for its fourth quarter, which ends in August, and the stock trended higher for the remainder of the period.

Looking at stocks that detracted from performance, one disappointment was Penton Media, which organizes trade shows for various industries. Prospects for reduced business travel for trade shows and other purposes as a result of September 11--together with improving technology for video conferencing--led us to jettison the stock. Inet Technologies, a provider of backbone software for the telecommunications industry, hurt us early in the period as the downward revisions in earnings for telecommunications companies gathered momentum. Finally, although machine tool manufacturer Hardinge declined in the second half of the year and detracted from the Fund's performance, the company actually gained market share and was one of the last in its industry to feel the effects of the slower economy. We therefore maintained the position.

WHAT IS YOUR OUTLOOK?

Given the strong fourth quarter rally, stocks in general have fairly rich valuations. Investors have put a lot of faith in the Federal Reserve Board, which cut short-term interest rates 11 times during the period. There is a lot of research showing that repeated interest rate cuts eventually lead to a stronger economy and higher share prices. However, we question whether consumers are currently in a position to drive a recovery by increasing their spending, as they have done in other recessions. Consumer spending has declined but not to typical recession levels, and personal debt remains high. Some economic indicators, such as retail sales, have been stronger than expected, but others, such as mortgage applications, have been relatively weak. Given this mixed outlook, careful stock selection should be important in the months ahead, and we will continue our search for high-quality companies whose stock price represents solid value relative to projected rates of earnings growth.

                                             MML SMALL CAP VALUE EQUITY FUND
                                               LARGEST STOCK HOLDINGS (12/31/01)

                                       OM Group, Inc.
                                       La-Z-Boy, Inc.
                                       Robinson (C.H.) Worldwide, Inc.
                                       Teleflex, Inc.
                                       Lattice Semiconductor Corp.
                                       Carlisle Companies, Inc.
                                       Eaton Vance Corp.
                                       HCC Insurance Holdings, Inc.
                                       RPM, Inc.
                                       Spartech Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Cap Value Equity Fund and the Russell 2000 Index

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                              SINCE INCEPTION
                                      ONE YEAR                AVERAGE ANNUAL
                                  1/1/01 - 12/31/01         6/1/98 - 12/31/01
  MML Small Cap
  Value Equity Fund                    3.36%                      -0.27%
-------------------------------------------------------------------------------
  Russell 2000 Index                   2.49%                       3.26%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                      MML SMALL CAP VALUE EQUITY FUND      RUSSELL 2000 INDEX
    6/1/1998                                      $10,000                        $10,000
       12/98                                       $8,522                         $9,307
       12/99                                       $8,433                        $11,286
       12/00                                       $9,583                        $10,945
       12/01                                       $9,904                        $11,217

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL CAP VALUE EQUITY FUND -- PORTFOLIO OF INVESTMENTS

                                    NUMBER OF      MARKET
                                     SHARES        VALUE
                                    ----------   ----------
EQUITIES -- 96.2%

ADVERTISING -- 0.3%
Penton Media, Inc.                      22,900   $  143,354
                                                 ----------
AIR TRANSPORTATION -- 1.6%
SkyWest, Inc.                           35,500      903,475
                                                 ----------
APPAREL, TEXTILES & SHOES -- 2.2%
Claires Stores, Inc.                    81,300    1,227,630
                                                 ----------
BANKING, SAVINGS & LOANS -- 4.1%
Banknorth Group, Inc.                   23,657      532,756
First Republic Bank*                    22,900      553,035
Pacific Capital Bancorp                  6,600      183,414
Webster Financial Corp.                 34,480    1,087,154
                                                 ----------
                                                  2,356,359
                                                 ----------
BUILDING MATERIALS & CONSTRUCTION -- 0.8%
Elcor Corp.                             16,500      458,535
                                                 ----------
CHEMICALS -- 7.6%
OM Group, Inc.                          29,600    1,959,224
Spartech Corp.                          68,700    1,411,785
TETRA Technologies, Inc.*               49,725      990,025
                                                 ----------
                                                  4,361,034
                                                 ----------
COMMERCIAL SERVICES -- 8.0%
ABM Industries, Inc.                    38,700    1,213,245
Advo, Inc.*                             31,500    1,354,500
Arbitron, Inc.*                         32,000    1,092,800
National Processing, Inc.*              27,000      877,500
                                                 ----------
                                                  4,538,045
                                                 ----------
COMMUNICATIONS -- 2.1%
CT Communications, Inc.                 37,400      617,474
Inet Technologies, Inc.*                52,500      554,925
                                                 ----------
                                                  1,172,399
                                                 ----------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 2.1%
TALX Corp.                              47,600    1,189,048
                                                 ----------
COMPUTERS & INFORMATION -- 1.4%
Black Box Corp.*                        15,300      809,064

DATA PROCESSING & PREPARATION -- 0.8%
Factset Research
  Systems, Inc.                         13,600      475,320
                                                 ----------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 12.5%
Cognex Corp.*                           54,600    1,398,306
Garmin Limited*                         56,400    1,202,448
Lattice
  Semiconductor Corp.*                  74,500    1,532,465
Technitrol, Inc.                        49,200    1,358,904
Teleflex, Inc.                          34,600    1,636,926
                                                 ----------
                                                  7,129,049
                                                 ----------
ENTERTAINMENT & LEISURE -- 2.3%
MTR Gaming Group, Inc.*                 82,700   $1,323,200
                                                 ----------
FINANCIAL SERVICES -- 5.1%
Chittenden Corp.                        20,600      568,560
Eaton Vance Corp.                       40,800    1,450,440
Fidelity Bankshares, Inc.               17,700      282,669
Stewart (W.P.) & Co. Limited            23,600      618,320
                                                 ----------
                                                  2,919,989
                                                 ----------
HEALTHCARE -- 1.9%
Community Health
  Systems, Inc.*                        41,700    1,063,350

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 7.3%
Crossmann
  Communities, Inc.                     33,400    1,102,200
La-Z-Boy, Inc.                          80,000    1,745,600
Miller (Herman), Inc.                   56,100    1,327,326
                                                 ----------
                                                  4,175,126
                                                 ----------
HOUSEHOLD PRODUCTS -- 2.5%
RPM, Inc.                               98,800    1,428,648
                                                 ----------
INDUSTRIAL - DIVERSIFIED -- 2.6%
Carlisle Companies, Inc.                40,500    1,497,690
                                                 ----------
INSURANCE -- 12.5%
Annuity and Life Re
  (Holdings) Limited                    41,600    1,044,576
The Commerce
  Group, Inc.                           19,100      719,879
HCC Insurance
  Holdings, Inc.                        51,900    1,429,845
IPC Holdings Limited                    36,000    1,065,600
Philadelphia Consolidated
  Holding Corp.*                        24,100      908,811
StanCorp Financial
  Group, Inc.                           15,200      718,200
White Mountains Insurance
  Group, Inc.                            3,600    1,252,800
                                                 ----------
                                                  7,139,711
                                                 ----------
MACHINERY & COMPONENTS -- 5.9%
Hardinge, Inc.                          60,450      577,297
Helix Technology Corp.                  47,900    1,080,145
Joy Global, Inc.*                       40,300      677,040
Roper Industries, Inc.                  20,800    1,029,600
                                                 ----------
                                                  3,364,082
                                                 ----------
MEDICAL SUPPLIES -- 3.3%
Biomet, Inc.                            18,325      566,242
Coherent, Inc.*                         43,400    1,341,928
                                                 ----------
                                                  1,908,170
                                                 ----------
PHARMACEUTICALS -- 1.6%
Pharmaceutical
  Resources, Inc.*                      27,100   $  915,980
                                                 ----------
REAL ESTATE -- 2.3%
Mid-Atlantic Realty Trust               84,700    1,317,085
                                                 ----------
RETAIL -- 0.7%
Guitar Center, Inc.*                    30,500      416,020
                                                 ----------
TRANSPORTATION -- 4.7%
Heartland Express, Inc.*                 4,500      124,965
Robinson (C.H.)
  Worldwide, Inc.                       60,100    1,737,793
Swift Transportation
  Co., Inc.*                            38,730      833,082
                                                 ----------
                                                  2,695,840
                                                 ----------
TOTAL EQUITIES
(COST $48,140,749)                               54,928,203
                                                 ==========
                                    PRINCIPAL
                                     AMOUNT
                                    ----------
SHORT-TERM INVESTMENTS -- 9.9%

CASH EQUIVALENTS -- 6.2%**
Bank of Montreal Eurodollar
  Time Deposit
  1.500% 01/02/2002                  $ 232,204      232,204
Bayerische Hypo-und
  Vereinsbank Eurodollar
  Time Deposit
  1.810% 03/18/2002                     82,930       82,930
BNP Paribas Eurodollar
  Time Deposit
  1.960% 01/02/2002                    331,720      331,720
Credit Agricole Bank
  Eurodollar Time Deposit
  1.700% 01/07/2002                    308,499      308,499
Den Danske Bank
  Eurodollar Time Deposit
  1.560% 01/02/2002                    182,446      182,446
First Union II Bank Note
  1.680% 03/12/2002                    165,860      165,860
Fleet National Bank Note
  1.950% 04/30/2002                    167,392      167,392
GMAC Bank Note
  1.790% 03/08/2002                     82,930       82,930
Goldman Sachs Bank
  Note
  1.680% 02/05/2002                    165,860      165,860


   The accompanying notes are an integral part of the financial statements.


                                    PRINCIPAL      MARKET
                                     AMOUNT        VALUE
                                    ----------   ----------
Goldman Sachs MTN
  Bank Note
  2.010% 03/21/2002                   $ 82,930    $  82,930
Merrill Lynch Bank Note
  1.620% 04/05/2002                    149,274      149,274
Merrill Lynch Bank Note
  1.640% 11/26/2002                     66,344       66,344
Merrimac Money
  Market Fund                        1,253,587    1,253,587
Morgan Stanley Dean
  Witter & Co.
  1.610% 05/09/2002                     49,758       49,758
Toronto Dominion
  Eurodollar Time Deposit
  2.040% 01/22/2002                    165,860      165,860
US Bank
  1.590% 11/06/2002                     49,758       49,758
                                                 ----------
                                                  3,537,352
                                                 ----------

REPURCHASE AGREEMENT -- 3.7%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2001, 1.40%,
  due 01/02/2002(a)                  2,100,477    2,100,477
                                                 ----------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                               5,637,829
                                                 ----------

TOTAL INVESTMENTS -- 106.1%
(COST $53,778,578)***                            60,566,032

OTHER ASSETS/(LIABILITIES) -- (6.1%)            (3,470,387)
                                                -----------

NET ASSETS -- 100.0%                            $57,095,645
                                                ===========

NOTES TO PORTFOLIO OF INVESTMENTS

 *   Non-income producing security.
 **  Represents investment of security lending collateral. (NOTE 2).
 *** Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $2,100,640. Collateralized by U.S. Government Agency obligation with a rate of 7.430%, maturity date of 06/01/2027, and aggregate market value, including accrued interest, of $2,205,623.

The remainder of this page is intentionally left blank.


    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP VALUE EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                                 DECEMBER 31, 2001
                                                                                                                 -----------------
ASSETS:
        Investments, at value (cost $48,140,749) (NOTE 2)                                                            $54,928,203
        Short-term investments, at amortized cost (NOTE 2)                                                             5,637,829
                                                                                                                     -----------
            Total Investments (including securities on loan with market values of $3,407,124)                         60,566,032
        Receivables from:
            Investments sold                                                                                             929,631
            Fund shares sold                                                                                              39,260
            Interest and dividends                                                                                        21,396
                                                                                                                     -----------
                 Total assets                                                                                         61,556,319
                                                                                                                     -----------
LIABILITIES:
        Payables for:
            Investments purchased                                                                                        831,001
            Fund shares repurchased                                                                                       47,896
            Securities on loan (NOTE 2)                                                                                3,537,352
            Directors' fees and expenses (NOTE 3)                                                                          2,905
            Affiliates (NOTE 3):
                 Investment management fees                                                                               30,363
        Accrued expense and other liabilities                                                                             11,157
                                                                                                                     -----------
                 Total liabilities                                                                                     4,460,674
                                                                                                                     -----------
        NET ASSETS                                                                                                   $57,095,645
                                                                                                                     ===========
NET ASSETS CONSIST OF:
        Paid-in capital                                                                                              $52,764,731
        Undistributed net investment income                                                                                2,746
        Accumulated net realized loss on investments                                                                  (2,459,286)
        Net unrealized appreciation on investments                                                                     6,787,454
                                                                                                                     -----------
                                                                                                                     $57,095,645
                                                                                                                     ===========
SHARES OUTSTANDING:                                                                                                    5,906,152
                                                                                                                     ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                                      $      9.67
                                                                                                                     ===========

   The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                                  YEAR ENDED
                                                                                                               DECEMBER 31, 2001
                                                                                                               -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends                                                                                                   $  481,495
        Interest (including securities lending income of $3,838)                                                       124,946
                                                                                                                    ----------
                 Total investment income                                                                               606,441
                                                                                                                    ----------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                                            308,881
        Custody fees                                                                                                    10,732
        Audit and legal fees                                                                                             5,015
        Directors' fees (NOTE 3)                                                                                         1,825
        Shareholder reporting fees                                                                                         951
                                                                                                                    ----------
                 Total expenses                                                                                        327,404
                                                                                                                    ----------
                 NET INVESTMENT INCOME                                                                                 279,037
                                                                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                                                  (440,017)
        Net change in unrealized appreciation (depreciation) on investments                                          2,465,527
                                                                                                                    ----------
                 NET REALIZED AND UNREALIZED GAIN                                                                    2,025,510
                                                                                                                    ----------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                        $2,304,547
                                                                                                                    ==========

   The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED            YEAR ENDED
                                                                                        DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                                        -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                              $   279,037           $   340,261
        Net realized loss on investment transactions                                          (440,017)           (1,079,443)
        Net change in unrealized appreciation (depreciation) on investments                  2,465,527             4,924,113
                                                                                           -----------           -----------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             2,304,547             4,184,931
                                                                                           -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                            (277,041)             (341,296)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                        12,406,651            18,680,756
                                                                                           -----------           -----------
        TOTAL INCREASE IN NET ASSETS                                                        14,434,157            22,524,391
NET ASSETS:
        Beginning of year                                                                   42,661,488            20,137,097
                                                                                           -----------           -----------
        End of year (including undistributed net investment income of $2,746 and
           $277, respectively)                                                             $57,095,645           $42,661,488
                                                                                           ===========           ===========

   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                                  12/31/01         12/31/00         12/31/99          12/31/98+
                                                                 ----------       ----------       ----------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $  9.40           $  8.34          $  8.49           $ 10.00
                                                                  -------           -------          -------           -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                              0.05              0.08             0.07              0.03
  Net realized and unrealized gain (loss) on investments             0.27              1.06            (0.15)            (1.51)
                                                                  -------           -------          -------           -------
       Total income (loss) from investment operations                0.32              1.14            (0.08)            (1.48)
                                                                  -------           -------          -------           -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        (0.05)            (0.08)           (0.07)            (0.03)
                                                                  -------           -------          -------           -------
NET ASSET VALUE, END OF PERIOD                                    $  9.67           $  9.40          $  8.34           $  8.49
                                                                  =======           =======          =======           =======
TOTAL RETURN@                                                        3.36%            13.63%           (1.04)%          (14.77)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                               $57,096           $42,661          $20,137           $10,442
  Ratio of expenses to average daily net assets:
     Before expense waiver                                           0.69%             0.80%            1.07%             0.85%**
     After expense waiver#                                           0.69%             0.76%            0.75%             0.44%**
  Net investment income to average daily net assets                  0.59%             1.12%            1.13%             0.42%**
  Portfolio turnover rate                                              97%               65%              41%               23%**

  **    PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.

   + FOR THE PERIOD FROM JUNE 1, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998.

   @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

   # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD JUNE 1, 1998 THROUGH DECEMBER 31, 1998 AND THE YEARS ENDED DECEMBER 31, 1999, 2000 AND 2001.

   The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS


1. THE FUND

MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are two series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Equity Index Fund ("Equity Index Fund") and MML Small Cap Value Equity Fund ("Small Cap Value Equity Fund").

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

The Equity Index Fund offers three classes of shares: Class I, Class II and Class III. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund's Prospectus.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

INVESTMENT VALUATION

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

SECURITIES LENDING

Each Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2001, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short- term instruments in the following amounts:

                                             SECURITIES ON LOAN      COLLATERAL
                                             ------------------      ----------
Equity Index Fund                               $11,832,509         $12,399,755
Small Cap Value Equity Fund                       3,407,124           3,537,352


REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAX

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2001 the following amounts were reclassified due to differences between book and tax accounting:

                                                   ACCUMULATE
                                                  NET REALIZED     UNDISTRIBUTED
                                      PAID-IN    GAIN (LOSS) ON   NET INVESTMENT
                                      CAPITAL      INVESTMENTS     INCOME (LOSS)
                                      -------    --------------   --------------

Equity Index Fund                     $(4,244)       $ (7)            $4,251
Small Cap Value Equity Fund              (983)        510                473

FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 2001, the Funds had no open forward foreign currency contracts.

FORWARD COMMITMENTS

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty's cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At December 31, 2001, the Funds had no open forward commitments.

FINANCIAL FUTURES CONTRACTS

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A summary of open futures contracts for the Equity Index Fund at December 31, 2001, is as follows:

                                                                      NOTIONAL       NET UNREALIZED
      NUMBER OF                                                       CONTRACT        APPRECIATION/
      CONTRACTS                 TYPE             EXPIRATION DATE        VALUE        (DEPRECIATION)
      ---------                 ----             ---------------      --------       --------------
      BUYS
      27                    S&P 500 Index           03/15/2002       $7,757,100          $42,913


ALLOCATION OF OPERATING ACTIVITY

In maintaining the records for the Equity Index Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.


3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEES

Under agreements between the Trust and MassMutual with services to each Fund, MassMutual is responsible for providing investment management for each Fund. In return for this service, MassMutual receives advisory fees monthly based on the following annual rates.

For the Equity Index Fund, MassMutual receives a fee from the Fund at an annual rate of 0.10% of the average daily net asset value of the Fund.

For the Small Cap Value Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.65% of the first $100,000,000, 0.60% of the next $100,000,000, 0.55% of the next $300,000,000 and 0.50% of any excess over
$500,000,000 of the average daily net asset value of the Fund.

MassMutual has entered into an investment sub-advisory agreement with David L. Babson & Company Inc. ("DLB"), pursuant to which DLB serves as Small Cap Value Equity Fund's sub-adviser providing day-to-day management of the Fund's investments and reinvestment of the assets. DLB is a wholly owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. DLB receives a fee equal to an annual rate of 0.25% of the average daily net assets under management of the Fund.

MassMutual has also entered into an investment sub-advisory agreement with Deutche Asset Management, Inc. ("DAMI"). MassMutual pays a sub-advisory fee to DAMI based upon the aggregate net assets under management which include (1) the average daily net assets of the Equity Index Fund, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which DAMI provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies. This sub-advisory agreement provides that DAMI manage the investment and reinvestment of the assets of the Equity Index Fund. DAMI receives a fee equal to an annual rate of 0.01% of the first $1,000,000,000 of aggregate net assets under management and 0.0075% of aggregate net assets under management in excess of $1,000,000,000 for the Equity Index Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as the sub-adviser to this Fund.

ADMINISTRATION & SHAREHOLDER SERVICE FEES

For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates: 0.30% on the first $100,000,000, 0.28% on the next $150,000,000 and 0.26% on assets in excess of $250,000,000 of Class I shares of the Fund, 0.19% of the average daily net assets of Class II shares of the Fund, and for Class III shares, an amount not to exceed 0.05% of the average daily net assets of the Fund.

EXPENSE WAIVERS

For the Small Cap Value Equity Fund, MassMutual has agreed, at least through April 30, 2002, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

For the Equity Index Fund, MassMutual has agreed, at least through April 30, 2002, to bear the expenses of the Fund, to the extent that the aggregate expenses (excluding the Fund's management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.05% of the average daily net assets of the Fund for such year. MassMutual has also agreed to waive administrative and shareholder service fees incurred during the Fund's fiscal year for Class II and Class III in the amount of 0.05% of the average daily net assets of the respective classes.

OTHER

Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

DEFERRED COMPENSATION

Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the year ended December 31, 2001, no significant amounts have been deferred.


4. PURCHASES AND SALES OF INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2001 were as follows:

                                        LONG-TERM U.S.           OTHER LONG-TERM
                                     GOVERNMENT SECURITIES         SECURITIES
                                     ---------------------       ---------------
PURCHASES

Equity Index Fund                         $         --             $157,100,067
Small Cap Value Equity Fund                         --               55,544,332

SALES

Equity Index Fund                         $         --             $  9,454,948
Small Cap Value Equity Fund                         --               42,379,732

5. CAPITAL SHARE TRANSACTIONS

The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

                                                               YEAR ENDED DECEMBER 31, 2001       YEAR ENDED DECEMBER 31, 2000*

                                                                  SHARES          AMOUNT             SHARES           AMOUNT
                                                               -----------     ------------       -----------      ------------
EQUITY INDEX FUND CLASS I
   Sold                                                          1,336,653     $ 19,849,621          4,348,681     $ 77,049,924
   Issued as reinvestment of dividends                              50,653          721,803             99,005        1,741,508
   Redeemed                                                       (709,047)     (10,180,534)        (4,601,774)     (82,427,165)
                                                                ----------     ------------         ----------     ------------
   Net increase (decrease)                                         678,259     $ 10,390,890           (154,088)    $ (3,635,733)
                                                                ==========     ============         ==========     ============
EQUITY INDEX FUND CLASS II
   Sold                                                          2,806,411     $ 41,800,069          4,101,193     $ 72,840,560
   Issued as reinvestment of dividends                              55,015          783,443             28,709          477,363
   Redeemed                                                     (1,083,826)     (15,539,208)          (625,461)     (11,129,212)
                                                                ----------     ------------         ----------     ------------
   Net increase                                                  1,777,600     $ 27,044,304          3,504,441     $ 62,188,711
                                                                ==========     ============         ==========     ============
EQUITY INDEX FUND CLASS III
   Sold                                                          9,699,724     $127,454,382          2,076,213     $ 37,288,787
   Issued as reinvestment of dividends                             128,459        1,825,417             20,767          346,760
   Redeemed                                                       (961,323)     (14,533,686)                 -                -
                                                                ----------     ------------         ----------     ------------
   Net increase                                                  8,866,860     $114,746,113          2,096,980     $ 37,635,547
                                                                ==========     ============         ==========     ============
SMALL CAP VALUE EQUITY FUND
   Sold                                                          3,219,560     $ 29,822,852          2,398,805     $ 21,068,390
   Issued as reinvestment of dividends                              28,361          277,041             55,249          501,296
   Redeemed                                                     (1,881,365)     (17,693,242)          (329,916)      (2,888,930)
                                                                ----------     ------------         ----------     ------------
   Net increase                                                  1,366,556     $ 12,406,651          2,124,138     $ 18,680,756
                                                                ==========     ============         ==========     ============

* FOR THE PERIOD MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000 FOR THE EQUITY INDEX FUND CLASS II AND EQUITY INDEX FUND CLASS III.


6. FOREIGN SECURITIES

The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.


7. FEDERAL INCOME TAX INFORMATION

At December 31, 2001, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, are as follows:

                                                                                            NET
                                         FEDERAL        TAX BASIS      TAX BASIS        UNREALIZED
                                       INCOME TAX      UNREALIZED      UNREALIZED      APPRECIATION/
                                          COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                       ----------     ------------    ------------    --------------
Equity Index Fund                      $333,720,781     $21,170,136   $(31,990,622)    $(10,820,486)
Small Cap Value Equity Fund              54,882,162       7,383,928     (1,700,058)       5,683,870

At December 31, 2001, the following Fund had available, for Federal income tax purposes, unused capital losses:

                                             AMOUNT           EXPIRATION DATE
                                             ------           ---------------
Small Cap Value Equity Fund                 $ 78,475         December 31, 2006
Small Cap Value Equity Fund                  626,497         December 31, 2007
Small Cap Value Equity Fund                  646,698         December 31, 2008

The following Fund has elected to defer to January 1, 2002 post-October losses:

                                                                  AMOUNT
                                                                  ------
Equity Index Fund                                                $156,425

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended December 31, 2001:

                                                          CAPITAL GAINS DIVIDEND
                                                          ----------------------
Equity Index Fund                                               $1,237,228

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MML SERIES INVESTMENT FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MML Equity Index Fund and the MML Small Cap Value Equity Fund (collectively the "Funds") which are components of the MML Series Investment Fund ("The MML Trust"), as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2001 and 2000 and financial highlights for the years ended December 2001, 2000 and 1999. These financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the years ended December 31, 1998 and 1997 were audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2001, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Boston, Massachusetts
February 8, 2002

DIRECTORS AND OFFICERS (UNAUDITED)

The following table lists the Company's directors and officers; their address and age; their position with the Company; the length of time holding that position with the Company; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Company's Statement of Additional Information includes additional information about the Company's directors and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: MML Series Shareholder Services, MIP N312.


DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
                                          TERM                                    NUMBER OF
                                       OF OFFICE**                              PORTFOLIOS IN
                                           AND                                       FUND
                       POSITION(S)       LENGTH         PRINCIPAL                   COMPLEX             OTHER
   NAME, ADDRESS*,      HELD WITH        OF TIME    OCCUPATION(S) DURING          OVERSEEN BY       DIRECTORSHIPS
        AND AGE           FUND           SERVED        PAST 5 YEARS                 DIRECTOR       HELD BY DIRECTOR
------------------     -----------    ------------  --------------------         -------------    -------------------
Ronald J. Abdow         Trustee of       Since      President, Abdow                   38          Trustee, Abdow
Age: 69                 the Trust         1993      Corporation (operator                          G&R Trust and
                                                    of restaurants).                               Abdow G&R Co.
                                                                                                   (owners and operators
                                                                                                   or restaurant properties);
                                                                                                   Chairman, Western
                                                                                                   Mass Development
                                                                                                   Corp.; Chairman,
                                                                                                   American International
                                                                                                   College.

Richard H. Ayers        Trustee of       Since      Retired; former adviser to         38          Director, Applera
Age: 58                 the Trust         1999      Chairman (1997),                               Corporation
                                                    Chairman and Chief Executive
                                                    Officer (1989-1996), The
                                                    Stanley Works (manufacturer
                                                    of tools, hardware and
                                                    specialty hardware products).

Mary E. Boland          Trustee of       Since      Attorney at Law, Egan,              38         Director (1995-1999),
Age: 61                 the Trust         1973      Flanagan and Cohen, P.C.                       Trustee (until 1995),
                                                    (law firm), Springfield, MA.                   SIS Bank (formerly,
                                                                                                   Springfield Institution
                                                                                                   for Savings); Director
                                                                                                   (since 1999), First
                                                                                                   Mass Bank; Director
                                                                                                   (since 1999),
                                                                                                   Massachusetts
                                                                                                   Educational Financing
                                                                                                   Authority.

David E.A. Carson       Trustee of      Since      Retired; Chairman and                38         Director, United
Age: 66                 the Trust        1999      Chief Executive Officer                         Illuminating Co. (electric
                                                   (1997-2000), President and                      utility); Trustee (since
                                                   Chief Executive Officer                         1991), American
                                                   (1985-1997) People's Bank.                      Skandia Trust, American
                                                                                                   Skandia Advisor Funds
                                                                                                   and American Skandia
                                                                                                   Master Trust (open-end
                                                                                                   investment companies).


---------------------------------------------------------------------------------------------------------------------------
                                          TERM                                    NUMBER OF
                                       OF OFFICE**                              PORTFOLIOS IN
                                           AND                                       FUND
                       POSITION(S)       LENGTH         PRINCIPAL                   COMPLEX             OTHER
   NAME, ADDRESS*,      HELD WITH        OF TIME    OCCUPATION(S) DURING          OVERSEEN BY       DIRECTORSHIPS
        AND AGE           FUND           SERVED        PAST 5 YEARS                 DIRECTOR       HELD BY DIRECTOR
------------------     -----------    ------------  --------------------         -------------    -------------------
Richard W. Greene       Trustee of       Since      Retired; Vice President for      38
Age: 65                 the Trust         1999      Investments and Treasurer
                                                    (1998-2000), Executive Vice
                                                    President and Treasurer
                                                    (1986-1998), University
                                                    of Rochester (private
                                                    university).

Beverly L. Hamilton     Trustee of       Since      President, ARCO Investment        38          Director (since 1991),
Age: 54                 the Trust         1999      Management Co.                                American Funds
                                                    (1991-2000).                                  Emerging Markets
                                                                                                  Growth Fund
                                                                                                  (open-interval mutual
                                                                                                  fund); Trustee (since
                                                                                                  2000), Monterey
                                                                                                  Institute for International
                                                                                                  Studies; Trustee (since
                                                                                                  1998), the Common
                                                                                                  Fund; Investment
                                                                                                  Advisory Committees of
                                                                                                  Rockefeller Foundation,
                                                                                                  Unilever (Holland)
                                                                                                  pension fund, CFSB
                                                                                                  Sprout, University of
                                                                                                  Michigan endowment
                                                                                                  and Hartford Hospital.

F. William Marshall,   Trustee of       Since       Consultant (since 1999);          38          Trustee (since 2000),
Jr.                    the Trust         1996       Chairman (1999), Family                       Denver-based
Age: 59                                             Bank, F.S.B. (formerly SIS                    Oppenheimer and
                                                    Bank); Executive Vice                         Centennial Funds.
                                                    President (1999), Peoples
                                                    Heritage Financial Group;
                                                    President, Chief Executive
                                                    Officer and Director
                                                    (1993-1999), SIS
                                                    Bancorp, Inc. and
                                                    SIS Bank (formerly,
                                                    Springfield Institution
                                                    for Savings).

Charles J. McCarthy   Trustee of       Since        Retired; Proprietor (until 2000), 38
Age: 77               the Trust         1985        Synectics Financial Company
                                                    (venture capital activities,
                                                    business consulting and
                                                    investments).


INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
                                          TERM                                    NUMBER OF
                                       OF OFFICE**                              PORTFOLIOS IN
                                           AND                                       FUND
                       POSITION(S)       LENGTH         PRINCIPAL                   COMPLEX             OTHER
   NAME, ADDRESS*,      HELD WITH        OF TIME    OCCUPATION(S) DURING          OVERSEEN BY       DIRECTORSHIPS
        AND AGE           FUND           SERVED        PAST 5 YEARS                 DIRECTOR       HELD BY DIRECTOR
------------------     -----------    ------------  --------------------         -------------    -------------------
Stuart H. Reese        Chairman          Since      Executive Vice President and      38          Director (since 1994),
Age: 46                and Trustee        1999      Chief Investment Officer                      Merrill Lynch Derivative
                       of the Trust                 (since 1999), Chief Executive                 Products; Director
                                                    Director (1997-1999), Senior                  (since1996), Antares
                                                    Vice President (1993-1997),                   Capital Corporation
                                                    MassMutual; President and                     (finance company) and
                                                    Chief Executive Officer                       Charter Oak Capital
                                                    (since 1999), David L.                        Management, Inc.
                                                    Babson & Company Inc.                         (investment adviser);
                                                    (investment adviser); President               Director (since 1996),
                                                    (since 1995), Executive Vice                  HYP Management, Inc.
                                                    President (1993-1995),                        (managing member of
                                                    MassMutual Corporate                          MassMutual High Yield
                                                    Investors and MassMutual                      Partners LLC), and
                                                    Participation Investors                       MMHC Investment, Inc.
                                                    (closed-end investment                        (investor in funds
                                                    companies).                                   sponsored by MassMutual);
                                                                                                  Director (since 1994),
                                                                                                  MassMutual Corporate
                                                                                                  Value Partners Limited
                                                                                                  (investor in debt and
                                                                                                  equity securities) and
                                                                                                  MassMutual Corporate
                                                                                                  Value Limited (parent
                                                                                                  of MassMutual Corporate
                                                                                                  Value Partners Limited);
                                                                                                  Director (1994-1996),
                                                                                                  Pace Industries (aluminum
                                                                                                  die caster); Advisory
                                                                                                  Board Member (since 1995),
                                                                                                  Kirtland Capital Partners.

Richard G. Dooley     Trustee of      Since        Consultant (since 1993),           38          Director, Kimco Realty
Age: 71               the Trust        1995        MassMutual;                                    Corp. (shopping center
                                                                                                  ownership and management);
                                                                                                  Director (since 1993),
                                                                                                  Jefferies Group, Inc.
                                                                                                  (financial services
                                                                                                  holding company); Vice
                                                                                                  Chairman (since 1995),
                                                                                                  Chairman (1982-1995),
                                                                                                  Director (since 1974),
                                                                                                  MassMutual Corporate
                                                                                                  Investors, and Vice
                                                                                                  Chairman (since 1995),
                                                                                                  Director (since 1988),
                                                                                                  Chairman (1988-1995),
                                                                                                  MassMutual Participation
                                                                                                  Investors (closed-end
                                                                                                  investment companies),
                                                                                                  Director (since 1996),
                                                                                                  Charter Oak Capital
                                                                                                  Management, Inc.

Frederick C.         Trustee and      Since       Executive Vice President            38
Castellani           President of      2001       (since 2001),
Age: 54              the Trust                    Senior Vice President
                                                  (1996 - 2001), MassMutual


OFFICERS/FEDERAL TAX INFORMATION (UNAUDITED)

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                                                                PORTFOLIOS IN
                                                                                     FUND
                       POSITION(S)       LENGTH         PRINCIPAL                   COMPLEX
   NAME, ADDRESS*,      HELD WITH        OF TIME    OCCUPATION(S) DURING          OVERSEEN BY
        AND AGE           FUND           SERVED        PAST 5 YEARS                 DIRECTOR
------------------     -----------    ------------  --------------------         -------------
James S. Collins        Chief            Since     Vice President (since 1999),       38
Age: 43                 Financial         2000     Second Vice President
                        Officer and                (since 1990), MassMutual.
                        Treasurer
                        of Trust

Isaac Williams, Jr.     Vice President   Since     Managing Director (since           38
Age: 43                 of the Trust      1999     1999), David L. Babson &
                                                   Company Inc. (investment
                                                   adviser); Second Vice
                                                   President (1998-1999),
                                                   MassMutual; Regional
                                                   Director (1988-1998),
                                                   Peerless Insurance Company
                                                   (property/casualty
                                                   insurance company).

Thomas M. Kinzler       Vice President   Since     Vice President and                 38
Age: 45                 and Secretary     1999     Associate General Counsel
                        of the Trust               (since 1999), Second Vice
                                                   President and Associate
                                                   General Counsel (1996-1999),
                                                   Assistant Vice President
                                                   and Counsel (1995-1996),
                                                   MassMutual

Vernon J. Meyer         Vice President   Since     Vice President                     38
Age: 36                 of the Trust      1999     (since 1998), Second Vice
                                                   President (1995-1998),
                                                   MassMutual.

David W. O'Leary        Vice President   Since     Senior Vice President              13
Age: 41                 of the Trust      2001     (since 2001), MassMutual;
                                                   Senior Vice President
                                                   (1999-2001), Vice President
                                                   (1996-1999), Aetna
                                                   Financial Services.


*  The address of each Trustee and Principal Officer is the same as that for the
   Trust: 1295 State Street, Springfield, Massachusetts 01111.
** Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years. Except, any Trustee who had already attained the age of seventy-two years as of April 19, 2001 shall retire and cease to serve as a Trustee on or before June 1, 2002, and any Trustee who attained the age of seventy-two years during 2001 shall retire and cease to serve as a Trustee on or before June 1, 2003.


FEDERAL TAX INFORMATION

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2001 qualified for the dividends received deduction, as follows:

Equity Index Fund                                                100.00%
Small Cap Value Equity Fund                                      100.00%

                                 Distributor
                           MML Distributors, LLC
                             1414 Main Street
                        Springfield, MA 01144-1014




February 1, 2002                                                    L4540-2  202